Phoenix Series Fund
                  Supplement dated April 8, 1998 to Prospectus dated February 27, 1998 as supplemented February 27, 1998

The Portfolio Managers

The following replaces the paragraph under the heading "High Yield Fund" located on page 24 of the Prospectus.

     Portfolio management decisions for the High Yield Fund are made by a team of fixed income investment professionals lead by Timothy P. Norman, Managing Director, Fixed Income, of PIC. Mr. Norman is also Executive Vice President of Duff & Phelps Investment Management Co., an affiliate of the Adviser, where he serves as a senior member of the fixed income management group responsible for the management of approximately $10 billion. Mr. Norman is a Chartered Financial Analyst and has held various investment management positions with Duff & Phelps Investment Management Co. since 1987.